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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

                                 AMENDMENT NO. 2


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of report (Date of earliest event  reported) July 30, 1999
                                (July 12, 1999)

                              THE MACERICH COMPANY
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                           Maryland 1-12504 95-4448705
                      ----------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                  file Number)            Identification No.)


            401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (310) 394-6000


                                       N/A
                      -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.


On July 12, 1999, The Macerich Partnership, L.P. ("Macerich Partnership") and Ontario Teachers' Pension Plan Board ("Ontario") acquired a 100% interest in the office component of Redmond Town Center, a mixed-use development located in Redmond, WA, through an asset sale. Macerich Partnership and Ontario acquired this interest through Pacific Premier Retail Trust, a real estate investment trust owned 51% by Macerich Partnership and 49% by Ontario.

Acquisition of the office component of this property was part of the second phase of a two phase acquisition of properties from various Safeco Corporation entities (collectively, the "Seller") which was previously described in the Form 8-K dated March 4, 1999 (event date February 18, 1999). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto. Macerich Partnership and Ontario intend to continue operating the office component of this property as currently operated and leasing the space therein to office tenants.

The purchase price for this acquisition was approximately $111 million and was determined in good faith, arms length negotiations between Macerich Partnership, Ontario and the Seller. Concurrent with this second phase closing, a ten-year $76.7 million mortgage with an interest rate of 6.77% was placed on Redmond Town Center. The balance of the purchase price was paid in cash. Macerich Partnership funded its share of the cash component of the purchase price from borrowings under its line of credit.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement which was filed as Exhibit 2.1 to the Form 8-K dated March 4, 1999 (event date February 18, 1999).


















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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 30, 1999.


                                         THE MACERICH COMPANY




                                         By:      /s/Thomas O'Hern
                                                 ---------------------
                                                 Thomas O'Hern
                                                 Executive Vice President and
                                                 Chief Financial Officer
















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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 30, 1999.


                                         THE MACERICH COMPANY




                                         By:      ________________________
                                                  Thomas O'Hern
                                                  Executive Vice President and
                                                  Chief Financial Officer















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